Reclassified Equity Contracts	9 Months Ended
Sep. 30, 2012
Reclassified Equity Contracts [Abstract]
Reclassified Equity Contracts Disclosure [Text Block]

7. Reclassified Equity Contracts

The Company accounts for potential shares that can be converted to common stock and that if converted, will be in excess of authorized shares, as a liability that is recorded on the balance sheet (at fair value) only until the authorized number of shares is increased (at which time the whole liability will be re-measured, with changes in value included in other income/ (expense), and then reclassified to additional paid-in capital). The value of the liability was computed by valuing the securities that management believed were most likely to be converted. This liability is revalued at each reporting date with any change in value included in other income/ (expense) until such time as enough shares are authorized to cover all potentially convertible instruments.

In 2011, as a result of the Company entering into convertible promissory notes and issuing stock options, and warrants to purchase common stock, the Company's total potential outstanding common stock exceeded the Company's authorized shares by approximately 6.8 million shares at December 31, 2011. During 2012, the number of potential shares in excess of authorized shares increased to approximately 7 million. Effective February 6, 2012, the number of authorized common shares was increased and the liability for potential shares in excess of total authorized shares was revalued at that date. This valuation resulted in non- cash gain of approximately $0.5 million during the nine months ended September 30, 2012. The liability that was reclassified to additional paid in capital (and thereby removed from the Company’s liabilities) during the nine months ended September 30, 2012 amounted to approximately $30 million.